SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



               DATE OF EARLIEST REPORTED EVENT - NOVEMBER 4, 2003



                       MICRO INTERCONNECT TECHNOLOGY, INC.
             (Exact name of Registrant as specified in its charter)


            Nevada                       333-52721          02-0497440
 (State or other jurisdiction of        (Commission       (I.R.S. Employer
        incorporation)                  File Number)   Identification Number)



                        645 Beachland Boulevard, Suite 2
                            Vero Beach, Florida 32963
                    (Address of principal executive offices)



                                 (772) 231-7544
              (Registrant's telephone number, including area code)



                                 (772) 231-5947
                (Issuer's facsimile number, including area code)



                                70 Horizon Drive
                          Bedford, New Hampshire 03903
          (Former name or former address, if changed since last report)


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Safe Harbor Statement under the Private Securities Litigation Reform Act of
1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 1.
CHANGES IN CONTROL OF REGISTRANT

         On November 4, 2003, N. Edward Berg agreed to sell 1,000,000 shares of the common stock of Micro Interconnect Technology, Inc. ("MITR") owned by him to the Keating Reverse Merger Fund, LLC at a price of $.165 per share.

         In connection with this transaction, Mr. Berg resigned as a member of the MITR's Board of Directors and as it President and nominated Mr. Keating as his successor. Concurrently, the principal executive office of the company was moved to Suite 2, 645 Beachland Boulevard, Vero Beach, FL 32963.

         At the date of this Current Report, the Keating Reverse Merger Fund, LLC owns 2,000,000 shares, or 80% of the Registrant's common stock and MITR's other stockholders own 500,000 shares, or 20% of its common stock. Mr. Berg has no continuing economic interest in the company as either stockholders or creditors.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

         The following table contains information concerning the beneficial ownership of the MITR's common stock on the date of this Current Report, by (i) each person who is known to be the beneficial owner of more than 5 percent of our common stock; (ii) all directors and executive officers of the company; and
(iii) directors and executive officers of the company as a group. For purposes of the table, beneficial ownership includes the contractual right to acquire shares.

                                            Amount of
Name and Address                            Beneficial              Percent of
Of Beneficial Owner                         Ownership               Class

================================================================================

Keating Reverse Merger Fund, LLC (1)(2)   2,000,000                  80%

Kevin R. Keating                            137,175                 5.5%

Executive Officers and Directors            137,175                 5.5%
as a Group (1 person)


(1)      5251 DTC Parkway, Suite 1090, Greenwood Village CO 80111-2739.
(2) Includes 1,000,000 shares that the Keating Reverse Merger Fund, LLC purchased from the Registrant;



ITEM 2.

ACQUISITION OR DISPOSITION OF ASSETS.

       On November 4, 2003 Micro Interconnect Technology ("MITR") transferred to its wholly owned subsidiary, Epic Research Company, Inc. ("EPIC"), a New Hampshire corporation, all of MITR's assets and operations in exchange for the Epic's assumption of, and indemnification of MITR from, all of MITR's liabilities and obligations (the "Transfer") pursuant to the Asset Transfer and Assumption of Liabilities Agreement filed as Exhibit 10.2 to this Form 8-K (the "Transfer Agreement"). Following the Transfer, all of the shares of Epic's common stock, no par value ("Epic Common Stock") held by MITR were distributed to a trust, which will distribute the Epic Common Stock shares to the holders of MITR's common stock upon the effectiveness of Epic's Form 10-SB (the "Distribution"). As a result of the Transfer and the Distribution, Epic will operate independently from MITR and as a successor to MITR's business and operations.

PROPOSED OPERATIONS

       MITR has no assets, liabilities or ongoing operations. Nevertheless, management believes that it may be able to recover some value for its shareholders by the adoption and implementation of a plan to seek, investigate and, if the results of such investigation warrant, effect a business combination with a suitable privately held company that has both business history and operating assets. Our potential success will be primarily dependent on the efforts and abilities of our new management team, who will have virtually unlimited discretion in searching for, negotiating and entering into a business combination transaction.

       Management believes that the selection of a business opportunity will be complex and extremely risky. Because of general economic conditions, rapid technological advances being made in some industries and shortages of available capital, our new management team believes that there are numerous privately held companies seeking the perceived benefits of becoming a publicly held corporation. Such perceived benefits may include facilitating debt financing or improving the terms on which additional equity may be sought, providing liquidity for the principals of the business, creating a means for providing stock incentives or similar benefits to key employees, providing liquidity for all stockholders and other factors.

       Potential business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis extremely difficult and complex. Our new management team believes we will only be able to participate in one business venture. This lack of diversification should be considered a substantial risk because it will not allow us to offset potential losses from one venture against gains from another.

       Management believes our company will offer owners of a suitable privately held company the opportunity to acquire a controlling ownership interest in a public company:

o    In less time than would be required for a traditional IPO;

o    For less out-of-pocket cost than would be required for a traditional IPO;
     and

o With a greater degree of certainty that the transaction will ultimately close.

            Nevertheless, the owners of any target that we select will incur significant costs and expenses, including the costs of preparing the required business combination agreements and related documents, the costs of preparing a Current Report on Form 8-K describing the business combination transaction and the costs of preparing the documentation associated with future reporting under the Exchange Act.

            While our management team believes that the Company will be able to enter into a business combination, there can be no assurance as to how much time will elapse before a business combination is effected, if ever.

            In the event that a business combination is consummated, it is likely that our present shareholders will own only a small minority interest in the combined companies. In addition, as part of the terms of an acquisition transaction, our current officers and directors will ordinarily resign and be replaced by new officers and directors selected by the target company. Management does not intend to obtain shareholder approval prior to consummating any acquisition other than a statutory merger.


ITEM 3.
BANKRUPTCY OR RECEIVERSHIP.

       Not Applicable

ITEM 4.
CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

       Not Applicable

ITEM 5.
OTHER EVENTS AND REGULATION FD DISCLOSURE.

       Not Applicable

ITEM 6.
RESIGNATIONS OF REGISTRANT'S DIRECTORS.

       Not Applicable

ITEM 7.
FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial statements of business acquired.

       Not Applicable

(b)    Pro forma financial information.

       Not Applicable

(c)    Exhibits.



         10.1 Purchase and Sale Agreement dated November 4, 2003 between the Keating Reverse Merger Fund LLC as buyer and N. Edward Berg as seller.

         10.2 Asset Transfer and Assumption of Liabilities Agreement with Epic Research Company, Inc. dated November 4, 2003 - Incorporated by reference to Exhibit 8 to Epic's General Form for Registration of Securities of Small Business Issuers on Form 10-SB (SEC File No. 000-50462), as filed with the Securities and Exchange Commission on November 10, 2003.

ITEM 8.
CHANGE IN FISCAL YEAR.

       Not Applicable

ITEM 9.
REGULATION FD DISCLOSURE.

       Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Micro Interconnect Technology, Inc. has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MIRCO INTERCONNECT TECHNOLOGY, INC.
December 4, 2003

By: /s/ Kevin R. Keating
    ------------------------------------------------
    Kevin R. Keating, President and Sole Director